Restrictions on cash and due from banks and highly liquid securities	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements [Abstract]
Restricted Cash And Cash Equivalents [Text Block]

Note 5- Restrictions on cash and due from banks and certain securities

The Corporation's subsidiary banks are required by federal and state regulatory agencies to maintain average reserve balances with the Federal Reserve Bank of New York (the “Fed”) or other banks. Those required average reserve balances were approximately $838 million at December 31, 2011 (2010 - $835 million). Cash and due from banks, as well as other short-term, highly liquid securities, are used to cover the required average reserve balances.

As required by the Puerto Rico International Banking Center Law, at December 31, 2011 and 2010, the Corporation maintained separately for its two international banking entities (“IBEs”), $0.6 million in time deposits, equally split for the two IBEs, which were considered restricted assets.

At December 31, 2011, the Corporation maintained restricted cash of $2 million to support a letter of credit. The cash is being held in an interest-bearing money market account (2010 - $5 million).

At December 31, 2011 and 2010, the Corporation maintained restricted cash of $1 million that represents funds deposited in an escrow account which are guaranteeing possible liens or encumbrances over the title of insured properties.

At December 31, 2010, the Corporation maintained restricted cash of $33 million in a money market account in conjunction with the note issued to the FDIC.

At December 31, 2011, the Corporation maintained restricted cash of $14 million to comply with the requirements of the credit card networks (2010 - $12 million).

At December 31, 2011, the Corporation maintained restricted cash of $18 million in money market account as a guarantee required by a Puerto Rico municipality.